UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 21, 2004




                           Exact Name of Registrant as specified in its charter;
     Commission            State of Incorporation;                                         IRS Employer
     File Number           Address and Telephone Number                                    Identification No.
     -----------           ----------------------------                                    ------------------
     1-14756               Ameren Corporation                                                   43-1723446
                           (Missouri Corporation)
                           1901 Chouteau Avenue
                           St. Louis, Missouri 63103
                           (314) 621-3222

     1-2967                Union Electric Company                                               43-0559760
                           (Missouri Corporation)
                           1901 Chouteau Avenue
                           St. Louis, Missouri 63103
                           (314) 621-3222

     1-3672                Central Illinois Public Service Company                              37-0211380
                           (Illinois Corporation)
                           607 East Adams Street
                           Springfield, Illinois 62739
                           (217) 523-3600



     333-56594             Ameren Energy Generating Company                                     37-1395586
                           (Illinois Corporation)
                           1901 Chouteau Avenue
                           St. Louis, Missouri 63103
                           (314) 621-3222

     2-95569               CILCORP Inc.                                                         37-1169387
                           (Illinois Corporation)
                           300 Liberty Street
                           Peoria, Illinois 61602
                           (309) 677-5230

     1-2732                Central Illinois Light Company                                       37-0211050
                           (Illinois Corporation)
                           300 Liberty Street
                           Peoria, Illinois 61602
                           (309) 677-5230





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Reference is made to Note 4 - Short-term Borrowings and Liquidity to the financial statements under Part I, Item 1, and to "Liquidity and Capital Resources - Short-term Borrowings and Liquidity" under "Management's Discussion and Analysis of Financial Condition and Results of Operations," in Part I, Item 2, of the Registrants' combined quarterly report on Form 10-Q for the quarterly period ended June 30, 2004 for a discussion of the Registrants' credit facilities and credit agreement provisions.

     On September 21, 2004, Ameren Corporation (Ameren) entered into an amended and restated credit agreement with various lenders and JPMorgan Chase Bank, as administrative agent for the lenders, which amends and restates its $235 million three-year revolving credit agreement dated as of July 17, 2003 to accommodate Ameren's pending acquisition of Illinois Power Company and to conform with its two revolving credit agreements entered into in July 2004 for $700 Million. The amended and restated credit agreement, like the original 2003 agreement, matures on July 17, 2006 and is to be used for general corporate purposes, including support of commercial paper programs and the utility and the non-state regulated subsidiary money pool arrangements. The credit facility contains provisions similar to those in the July 2004 credit facilities which, among other things, place restrictions on the ability to incur liens, sell assets and merge with other entities. It also contains a provision that limits Ameren's and its subsidiaries', Central Illinois Public Service Company d/b/a AmerenCIPS, Union Electric Company d/b/a AmerenUE, Central Illinois Light Company d/b/a AmerenCILCO, and/or Illinois Power Company (from and after the date that is six months after Ameren's acquisition of Illinois Power Company), total indebtedness to 60% of total capitalization pursuant to a defined calculation. In addition, the credit facility contains indebtedness cross-default provisions and material adverse change clauses, similar to those contained in the July 2004 credit facilities, which could trigger a default under this facility in the event that any of the Ameren subsidiaries (as defined), other than certain project finance subsidiaries, defaults in indebtedness in excess of $50 million. The credit agreement, like the July 2004 facilities, also requires Ameren to meet the minimum funding rules of the Employee Retirement Income Security Act of 1974, as amended.

     Included as Exhibit 10.1 is the text of the Amended and Restated Three-Year Revolving Credit Agreement dated as of September 21, 2004.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits. The following exhibit is included with this Report:

     Exhibit
       No.           Description
     -------         -----------

      10.1 Amended and Restated Three-Year Revolving Credit Agreement dated as of September 21, 2004.


     This combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                               AMEREN CORPORATION
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        ---------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)


                                               UNION ELECTRIC COMPANY
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        --------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        ----------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)


                                           AMEREN ENERGY GENERATING COMPANY
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        ---------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)


                                                   CILCORP INC.
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        --------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)



                                             CENTRAL ILLINOIS LIGHT COMPANY
                                                   (Registrant)

                                                   /s/ Martin J. Lyons
                                        ---------------------------------------
                                                      Martin J. Lyons
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)


Date:  September 21, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
-----------                       -----------

  10.1        - Amended and Restated Three-Year Revolving Credit Agreement dated as of September 21, 2004.